                                                                    EXHIBIT 4.1

062610         INCORPORATED UNDER THE LAWS                                                CLASS A
                OF THE STATE OF DELAWARE                                               COMMON STOCK
                                                         [BLOCKBUSTER LOGO]
                                                                                      PAR VALUE $0.01

 NUMBER                                                                                                                    SHARES
             THIS CERTIFICATE IS TRANSFERABLE                                         CUSIP 093679 10 8
C                  IN NEW YORK, NEW YORK                                      SEE REVERSE FOR CERTAIN DEFINITIONS



                                                         BLOCKBUSTER INC.


             This is to certify that




             is the owner of


                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF


             Blockbuster Inc. (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
             Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and
             Restated Certificate of Incorporation and Bylaws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

             /s/ JOHN ANTIOCO                                                                        [CORPORATE SEAL OF BLOCKBUSTER]
                                                                              Dated:
                      CHAIRMAN OF THE BOARD
                                                     [VIGNETTE]               COUNTERSIGNED AND REGISTERED
                                                                              FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                         TRANSFER AGENT AND REGISTRAR
             /s/ EDWARD B. STEAD
                                                                              BY
                                  SECRETARY
                                                                                                 AUTHORIZED SIGNATURE


                                                                                                          AMERICAN BANK NOTE COMPANY

                              [BLOCKBUSTER LOGO]



                               Blockbuster Inc.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- __________Custodian___________
       TEN ENT -- as tenants by the entireties                                    (Cust)             (Minor)
       JT TEN  -- as joint tenants with right of                                Under Uniform Gifts to Minors
                  survivorship and not as tenants                               Act________________
                  in common                                                             (State)

    Additional abbreviations may also be used though not in the above list.



     For value received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

--------------------------------------------------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             POSTAL ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ------------------------------

                                          X
            NOTICE:                        -----------------------------------
     THIS SIGNATURE(S) TO                               (SIGNATURE)
     THIS ASSIGNMENT MUST
     CORRESPOND WITH THE
     NAME(S) AS WRITTEN
     UPON THE FACE OF THE
     CERTIFICATE IN EVERY
     PARTICULAR WITHOUT
     ALTERNATION OR EN-                   X
     LARGEMENT OR ANY                      -----------------------------------
     CHANGE WHATEVER.                                   (SIGNATURE)

                                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                                          BY AND ELIGIBLE GUARANTOR INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS AND CREDIT UNIONS WITH
                                          MEMBERSHIP IN AN APPROVED SIGNATURE
                                          GUARANTEE MEDALLION PROGRAM), PURSUANT
                                          TO S.E.C. RULE 17Ad-15.
                                       -----------------------------------------
                                          SIGNATURE(S) GUARANTEED BY:





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